PACIFIC MERCANTILE BANCORP 2019 EQUITY INCENTIVE PLAN NOTICE OF GRANT AND STOCK UNIT AGREEMENT You have been granted the number of Stock Units with respect to shares of Common Stock of Pacific Mercantile Bancorp (the “Company”), as set forth below (“Shares”), subject to the terms and conditions of the Pacific Mercantile Bancorp 2019 Equity Incentive Plan (“Plan”), and this Notice of Grant and Stock Unit Agreement, including the attachments hereto (collectively, the “Notice and Agreement”). Unless otherwise defined in this Notice and Agreement, terms with initial capital letters shall have the meanings set forth in the Plan. Participant: ###PARTICIPANT_NAME### Home Address: ###HOME_ADDRESS### Number of Stock Units Granted: ###TOTAL_AWARDS### Grant Date: ###GRANT_DATE### Vesting Commencement Date: ###ALTERNATIVE_VEST_BASE_DATE### Vesting (see Sections 2 and 3 of ###VEST_SCHEDULE_TABLE### this Notice and Agreement): All vesting shall cease immediately upon the termination of your Continuous Service. By signing below, you accept this grant of Stock Units and you hereby represent that you: (i) agree to the terms and conditions of the Plan and this Notice and Agreement; (ii) have reviewed the Plan (and the Plan’s prospectus) and this Notice and Agreement in their entirety, and have had an opportunity to obtain the advice of legal counsel and/or your tax advisor with respect thereto; (iii) fully understand and accept all provisions of the Plan and this Notice and Agreement; (iv) agree to accept as binding, conclusive, and final all of the Committee’s decisions regarding, and all interpretations of, the Plan and this Notice and Agreement; and (v) agree to promptly notify the Company in writing upon any change in your home address indicated above. This Notice of Grant may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one instrument. SMRH:4828-4719-9389.3 -1-

PACIFIC MERCANTILE BANCORP By: Title: Signature: AGREED AND ACCEPTED: Print Name: ###PARTICIPANT_NAME### PACIFIC MERCANTILE BANCORP 2019 EQUITY INCENTIVE PLAN STOCK UNIT AGREEMENT 1. Grant of Stock Units. The Company has granted to you (the “Participant”) the number of Stock Units specified in the Notice of Grant on the preceding page (“Notice of Grant”), subject to the following terms and conditions. In consideration of such grant, the Participant agrees to be bound by the terms and conditions hereof, and by the terms and conditions of the Plan. 2. Vesting. Until vested in accordance with the schedule specified in the Notice of Grant and subject to this Agreement, the Stock Units are subject to forfeiture by the Participant. The risk of forfeiture shall expire as to the Stock Units granted in the amount(s) and on the date(s) specified in the Notice of Grant or upon immediate acceleration as provided in this Agreement (each, a “Release Date”); provided, however, that no Shares shall be issued to the Participant on any Release Date if (i) the Participant has ceased Continuous Service prior to such date, unless otherwise provided in this Agreement, or (ii) the Release Date has been suspended in accordance with Section 10 hereof. Vested Stock Units shall be settled as provided in Section 7. 3. Return of Stock Units to Company. Upon the occurrence of a Return Event, all then outstanding Stock Units shall be forfeited and returned to the Company without consideration. As used herein, “Return Event” shall mean the termination of Participant’s Continuous Service for any reason other than the death of the Participant, the Disability of the Participant, or a Qualifying Termination (as defined below). Notwithstanding the foregoing, the Participant shall continue to own any Shares subject to the terms of the Plan and this Agreement with respect to which the Participant has provided Continuous Service through the Release Date(s) specified in the Notice of Grant for such Shares. SMRH:4828-4719-9389.3 -2-

4. Death of Participant. If the Participant’s Continuous Service terminates as a result of his or her death, the vesting of all then outstanding Stock Units shall accelerate immediately and Participant’s legal representative, his or her legatee, or the person who acquired the right to this Agreement by reason of the death of the Participant (individually, a “Successor”) shall become the legal and beneficial owner of the Shares issued with respect to such accelerated Stock Units and all rights and interests therein or relating thereto and shall have the right to retain and transfer such Shares to its own name. 5. Disability of Participant. If the Participant’s Continuous Service terminates as a result of his or her Disability, the vesting of all then outstanding Stock Units shall accelerate immediately and Participant shall become the legal and beneficial owner of the Shares issued with respect to such accelerated Stock Units and all rights and interests therein or relating thereto and shall have the right to retain and transfer such Shares to its own name. 6. Restriction on Transfer. None of the Stock Units or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way. In addition, as a condition to any transfer of the Shares after a Release Date, the Company may, in its discretion, require: (i) that the Shares shall have been duly listed upon any national securities exchange or automated quotation system on which the Common Stock may then be listed or quoted; (ii) that either (a) a registration statement under the Securities Act of 1933, as amended (“Securities Act”) with respect to the Shares shall be effective, or (b) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under the Securities Act and the Participant shall have entered into agreements with the Company as reasonably required; and (iii) fulfillment of any other requirements deemed necessary by counsel for the Company to comply with applicable law. 7. Settlement of Vested Stock Units. To the extent a Stock Unit becomes vested and subject to Participant’s satisfaction of any tax withholding obligations, each vested Stock Unit will entitle Participant to receive one Share (or a cash amount equal to the Fair Market Value of a Share on such date of vesting and the Committee in its discretion may decide to settle vested Stock Units with cash and/or Shares) which will be distributed to Participant on the applicable vesting date(s) (or the first business day thereafter if the vesting date is not a business day) in exchange for such vested Stock Unit. Issuance of such Shares and/or cash shall be in complete satisfaction of such vested Stock Units. Such settled Stock Units shall be immediately cancelled and no longer outstanding and Participant shall have no further rights or entitlements related to those settled Stock Units. 8. Shareholder Rights. Subject to the terms hereof, the Participant shall have no rights of a shareholder with respect to the Stock Units including, without limitation, no right to vote the Stock Units (or underlying Shares) and no right to receive any cash dividends declared on any Shares. If, from time to time prior to the Release Date, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Participant shall be entitled by reason of the Participant’s possession of the Stock Units shall be immediately subject to the terms SMRH:4828-4719-9389.3 -3-

of this Agreement (including any vesting conditions) and included thereafter as “Stock Units” for purposes of this Agreement. 9. Change of Control. (a) In the event of a Change of Control, the vesting of all then outstanding Stock Units shall automatically accelerate upon the occurrence of a Qualifying Termination if the Qualifying Termination occurs on the date of or within one (1) year following a Change of Control. For purposes of this Agreement and as used herein, “Qualifying Termination” shall mean: (i) Participant’s Continuous Service is terminated by the Company without Cause. (ii) Participant’s Continuous Service is terminated by Participant within seventy five (75) days following the initial occurrence (which must occur on or after the date of the Change of Control) of any of the following conditions which arise without Participant’s consent and are not remedied by the Company within thirty (30) days following written notice to the Company of such condition from Participant (and such Participant notice must be provided to the Company within thirty (30) days of the initial occurrence of the condition): (A) a material diminution in Participant’s base compensation; (B) a material diminution in Participant’s authority, duties or responsibilities; or (C) a material change in the geographic location at which Participant must perform his or her duties. (b) Upon a Change of Control, all outstanding Stock Units shall be canceled and surrendered, unless: (i) the Company succeeds in obtaining an agreement of the other parties to the Change of Control transaction, that provides for any of the following: (i) the continuance of this Award and the Plan, subject to any adjustments in the terms of this Award determined by the Committee to be necessary to maintain the continued effectiveness of this Award and to preserve, but not increase, the economic benefits conferred on the Participant by this Agreement, or (ii) this Award to be assumed and the Plan to continue in full force and effect, or (iii) there is issued by another party to the Change of Control transaction, in exchange for or in substitution of this Award, a new award of comparable value covering shares of such successor corporation or its parent corporation, with appropriate adjustments as to the number and kind of shares, in which event the Plan and this Award, or the new award substituted therefor, shall continue in the manner and under the terms so provided, or (ii) the Change of Control takes the form of a purchase of newly issued or outstanding shares of the Company, in which the Company’s corporate structure is left unchanged and there is no plan or intention to merge or combine the Company with another SMRH:4828-4719-9389.3 -4-

entity, such that the Change of Control will have no adverse effect on the Award or the rights or economic benefits conferred on the Participant by this Agreement. (c) Following a Change of Control and notwithstanding Section 9(b) hereof, the Company shall not compel the forfeiture of this Award except in accordance with the Plan. For purposes of this Agreement and as used herein, the term “Cause” means, with respect to the Participant, the occurrence of any of the following: (i) Participant’s personal dishonesty, willful misconduct, or breach of fiduciary duty involving personal profit, (ii) Participant’s continuing intentional or habitual failure to perform stated duties, (iii) Participant’s violation of any law (other than minor traffic violations or similar misdemeanor offenses not involving moral turpitude), including but not limited to any state or federal banking or securities law, (iv) Participant’s willful and intentional violation of the bylaws, rules, policies or resolutions of the Company or Pacific Mercantile Bank, a California banking corporation, or the rules or regulations of or any final order issued by the Federal Reserve System, the California Department of Financial Institutions, or the Federal Deposit Insurance Corporation, (v) Participant’s material breach of any provision of an employment or independent contractor agreement with the Company, or (vi) any other act or omission by Participant that could reasonably be expected to adversely affect the Company’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (vi), whether or not “Cause” exists will be determined by the Committee in accordance with the Plan. Participant’s Continuous Service shall be deemed to have terminated for Cause if, after Participant’s Continuous Service has terminated, facts and circumstances are discovered that would have justified a termination of Participant’s Continuous Service for Cause. 10. Suspension or Termination of Award. If at any time it is suspected that Participant has committed an act that gives rise to the Company’s right to terminate Participant’s Continuous Service for Cause (which includes a failure to act), the Company may suspend any Release Date, pending a determination of whether there was in fact an act giving rise to Cause. If it is determined that Participant has committed an act giving rise to Cause, neither Participant nor Participant’s Successor shall be entitled to receive any Shares with respect to any then outstanding Stock Units whatsoever and all then outstanding Stock Units shall be then forfeited along with all rights and interests therein and relating thereto without any consideration to Participant. 11. Tax Consequences. The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. 12. Clawback Policy. By accepting this Award, the Participant is expressly acknowledging and agreeing to be bound by the Clawback Policy provisions contained in Section 10.8 of the Plan. SMRH:4828-4719-9389.3 -5-

13. Employment Agreement. If any employment agreement (or other similar written agreement) exists between Participant and the Company as of the Grant Date and expressly includes a different definition of “Cause” than as set forth herein, the defined term contained in the employment agreement (or other similar written agreement) shall govern and shall supersede the definition of Cause set forth herein. 14. General. (a) This Agreement shall be governed by and construed under the laws of the State of California. This Agreement and the Plan, which is incorporated herein by reference, represent the entire agreement between the parties with respect to the Shares granted to the Participant. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. (b) Any notice, demand or request required or permitted to be delivered by either the Company or the Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, deposited with a reputable courier service, or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the parties at the addresses set forth in the Notice of Grant, or such other address as a party may request by notifying the other in writing. (c) The rights of the Company under this Agreement and the Plan shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Participant under this Agreement may only be assigned with the prior written consent of the Company. (d) The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement. (e) Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding. (f) THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE ISSUANCE OF SHARES PURSUANT TO THIS AGREEMENT SHALL BE EARNED ONLY BY PARTICIPANT RENDERING CONTINUOUS SERVICE OR AS OTHERWISE PROVIDED HEREIN, AND NOT THROUGH THE ACT OF BEING HIRED, APPOINTED OR OBTAINING SHARES HEREUNDER. SMRH:4828-4719-9389.3 -6-